UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2013

Business Development Corporation of America

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

814-00821	27-2614444
(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 14th Floor

New York, New York 10022

(Address, Including Zip Code, of Principal Executive Offices)

(212) 415-6500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Business Development Corporation of America (the “Company”) held its 2013 Annual Meeting of Stockholders on June 4, 2013. At the annual meeting, the Company’s stockholders voted on the following proposals:

1.	To elect Nicholas S. Schorsch, William M. Kahane, Leslie D. Michelson, William G. Stanley and Edward G. Rendell to the Company’s Board of Directors for one-year terms until the 2014 Annual Meeting of Stockholders and until their respective successor is duly elected and qualified;

2.	To ratify the audit committee’s appointment of Grant Thornton LLP as the Company’s independent auditor for 2013;

3.	To approve amendments to Sections 6.1 and 11.1 of the Company’s charter;

4.	To approve the deletion of Section 6.2(b) from the Company’s charter; and

5.	To approve amendments to Section 11.4 of the Company’s charter.

At the time of the annual meeting, a quorum was not established. As a result, the Company’s Board of Directors adjourned the meeting to permit additional time to solicit stockholder votes on the proposals before the meeting and the meeting reconvened on June 26, 2013 at 9:45 a.m., at the Company’s offices at 405 Park Avenue, New York, New York 10022.

The Company’s stockholders approved each of the five proposals described above.

The full results of the matters voted on at the annual meeting are set forth below:

Proposal No. 1 — Election of Directors:

Nominee	Votes For	Votes Withheld
Nicholas S. Schorsch	16,159,869	425,855
William M. Kahane	16,167,471	418,253
Leslie D. Michelson	16,169,524	416,200
William G. Stanley	16,203,084	382,640
Edward G. Rendell	16,176,803	408,921

Proposal No. 2 — Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions
16,065,373	68,508	451,843

Proposal No. 3 — Approval of Amendments to Sections 6.1 and 11.1 of the Company’s charter:

Votes For	Votes Against	Abstentions
15,775,737	170,246	639,741

Proposal No. 4 — Approval of the Deletion of Section 6.2(b) from the Company’s charter:

Votes For	Votes Against	Abstentions
15,754,364	191,277	640,083

Proposal No. 5 — Approval of Amendments to Section 11.4 of the Company’s charter:

Votes For	Votes Against	Abstentions
15,775,082	172,149	638,493

No other proposals were submitted to a vote of the Company’s stockholders.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

Date: June 26, 2013	By:	/s/ Nicholas S. Schorsch
		Name:	Nicholas S. Schorsch
		Title:	Chief Executive Officer and Chairman of the Board of Directors